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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                August 26, 1998



                         YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                        0-27716                  13-3870836
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)



6 Executive Plaza, Yonkers, New York                                10701
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:   (914) 965-2500
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           Exhibit 99 - Amended and Restated Bylaws of Yonkers Financial Corporation.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       YONKERS FINANCIAL CORPORATION



Date:  August 26, 1998                 By:  /s/ Richard F. Komosinski
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                                            Richard F. Komosinski
                                            Director, President and Chief
                                            Executive Officer

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